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                                                                   Exhibit 10.19

                          LIGHT SCIENCES ONCOLOGY, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

     THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this "AGREEMENT"), dated as of October 6, 2005, is executed by and between LIGHT SCIENCES ONCOLOGY, INC., a Washington corporation (the "COMPANY"), LIGHT SCIENCES CORPORATION, a Washington corporation ("LSC"), and the persons and entities listed on Schedule A (collectively, the "PURCHASERS").

                                    RECITALS

     WHEREAS, each Purchaser desires to purchase, and the Company desires to issue and sell to each Purchaser, the number of shares of Series A Preferred Stock set forth opposite such Purchaser's name on Schedule A hereto (all such shares for all Purchasers, collectively the "SHARES"), with the rights, preferences, privileges, restrictions and limitations as set forth in the form of Amended and Restated Articles of Incorporation of the Company, as amended, attached hereto as Exhibit A (the "RESTATED ARTICLES"), at a purchase price of $5.00 per Share (the "PURCHASE PRICE");

     WHEREAS, prior to the Initial Closing (defined below) LSC is the sole owner of the Company, and will derive a substantial indirect benefit from the transaction contemplated by this Agreement; and

     WHEREAS, the Company, LSC and Purchasers are entering into this Agreement to reflect the terms and conditions with respect to the Purchasers' investment in the Company represented by the Shares.

     NOW, THEREFORE, in respect of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

SECTION 1. PURCHASE OF SHARES

     1.1 On or prior to the Initial Closing Date (defined below), the Company shall have authorized the sale and issuance of the Shares and the transactions contemplated by this Agreement.

     1.2 Subject to the terms and conditions of this Agreement, the Company agrees to sell to the Purchasers at the Closing (defined below), and each Purchaser agrees to purchase, severally and not jointly, from the Company at the Closing, that number of Shares set forth opposite such Purchaser's name on Schedule A for the purchase price of $5.00 per Share.

     1.3 The Company will use the proceeds from the sale of the Shares for general corporate purposes and transaction expenses and fees.

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SECTION 2. CLOSING, DELIVERY AND PAYMENT.

     2.1 Closing. The closing of the sale and purchase of the Shares (the "INITIAL CLOSING") shall take place at 10:00 a.m. Seattle Time on October 6, 2005, at the offices of Perkins Coie LLP, 1201 Third Avenue, Suite 4800, Seattle, Washington, or at such other time or place as the Company and the Purchasers may mutually agree (such time and date are referred to as the "INITIAL CLOSING DATE"). In the event there is more than one closing, the terms "CLOSING" and "CLOSING DATE" shall apply to each such closing unless otherwise specified.

     After the Initial Closing, the Company may sell, on the same terms and conditions as those contained in this Agreement, up to 2,955,011 additional shares of Series A Preferred Stock (the "ADDITIONAL SHARES"), to one or more purchasers (the "ADDITIONAL PURCHASERS") reasonably acceptable to the Company and the Purchasers holding at least 50% of the then outstanding Shares, provided that (i) such subsequent sale (or sales) is consummated prior to 45 days after the Initial Closing Date, and (ii) each Additional Purchaser shall become a party to this Agreement and the Ancillary Agreements, as defined below, by executing and delivering a counterpart signature page to each of those agreements. Exhibit A to this Agreement shall be updated to reflect the number of Additional Shares purchased at each such Closing and the parties purchasing such Additional Shares.

     2.2 Delivery. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a certificate representing the number of Shares to be purchased by such Purchaser, against payment of the purchase price therefor in good funds by check, wire transfer made payable to the order of the Company, cancellation of indebtedness or any combination of the foregoing. In the event that payment by a Purchaser is made, in whole or in part, by cancellation of indebtedness, then such Purchaser shall surrender to the Company for cancellation at the Closing any evidence of indebtedness and shall execute an instrument of cancellation in form and substance acceptable to the Company.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as set forth on the Disclosure Schedule (the "DISCLOSURE SCHEDULE") furnished to each Purchaser identifying the section(s) hereof to which such exception is applicable, which exceptions shall be deemed to be a part of the representations and warranties as if made hereunder, the Company and LSC hereby jointly and severally represent and warrant to each Purchaser as of the date of this Agreement that:

     3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under the laws of the State of Washington and has full corporate power and authority to conduct its business as presently conducted and to enter into and perform this Agreement and the Rights Agreement (as defined in Section 6.1), the Voting Agreement (as defined in Section 6.1) and the ROFR Agreement (as defined in Section 6.1) (collectively, the "ANCILLARY AGREEMENTS") and to carry out the transactions contemplated by this Agreement and the Ancillary Agreements. The Company is duly qualified or otherwise authorized to do business as a foreign corporation or other organization and is in good standing as such in every jurisdiction in which the failure so to qualify would have a material adverse effect on the business, assets, liabilities (contingent or otherwise), operations or results of operations of the


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Company (a "COMPANY MATERIAL ADVERSE EFFECT"). The Company has made available to counsel for the Purchasers complete and accurate copies of the Articles of Incorporation and By-laws of the Company, each as amended to date and presently in effect, and the Company is not in default under, or in violation of, any provision of such documents.

     3.2 Subsidiaries, Etc. The Company does not have any Subsidiary and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise. As used in this Agreement, "SUBSIDIARY" means any corporation, partnership, trust, limited liability company or other entity (i) in which the Company directly or indirectly through one or more of its subsidiaries holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity, or (ii) with respect to which the Company directly or indirectly through one or more of its subsidiaries has the right, pursuant to agreement or otherwise, to appoint 50% or more of the members of the board of directors (or similar governing body).

     3.3 Capitalization.

                    (A) The authorized capital stock of the Company (immediately prior to the Initial Closing) consists of (i) 45,000,000 shares of common stock, $0.001 par value per share (the "COMMON STOCK"), of which 7,743,040 shares are issued, and (ii) 15,000,000 shares of Preferred Stock, $0.001 par value per share, (x) 10,000,000 of which were designated Series A Preferred Stock, none of which are issued or outstanding, and (y) 5,000,000 of which remain undesignated. The rights, preferences, privileges and restrictions of the Common Stock and Series A Preferred Stock shall be as stated in the Restated Articles.

                    (B) Section 3.3(B) of the Disclosure Schedule includes a complete and accurate list, as of the date of this Agreement, of the holders of capital stock of the Company (immediately prior to the Initial Closing), showing the number of shares of capital stock, and the class or series of such shares, held by each shareholder. All of the issued and outstanding shares of capital stock of the Company (i) have been duly authorized and validly issued and are fully paid and nonassessable, (ii) have not been issued in violation of preemptive rights, voting agreements or rights of first offer or refusal applicable to the Company's capital stock (collectively, "PREEMPTIVE RIGHTS") and (iii) have been offered, issued and sold by the Company in compliance with all applicable federal and state securities laws.

                    (C) Section 3.3(C) of the Disclosure Schedule includes a complete and accurate list, as of the date of this Agreement of: (i) all stock option plans and other stock or equity-related plans of the Company (the "COMPANY STOCK PLANS"), indicating for each Company Stock Plan the number of shares of Common Stock issued to date under such Plan, the number of shares subject to outstanding


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          options under such Plan and the number of shares reserved for future issuance under such Plan; and (ii) all holders of warrants or other rights ("COMPANY WARRANTS") to purchase or acquire shares of capital stock of the Company (other than outstanding options to purchase shares of Common Stock under the Company Stock Plans ("COMPANY STOCK OPTIONS")), indicating with respect to each Company Warrant the number of shares of capital stock, and the class or series of such shares, subject to such Company Warrant, the exercise price, the date of issuance and the expiration date thereof. The Company has made available to counsel for the Purchasers complete and accurate copies of all Company Stock Plans, forms of all stock option agreements evidencing Company Stock Options and all Company Warrants.

                    (D) Except as disclosed in Section 3.3(D) of the Disclosure Schedule, (i) no subscription, warrant, option, convertible security (including convertible debt), participation right or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company is authorized or outstanding, (ii) the Company has no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security (including convertible debt) or other such right, or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company, (iii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or to make any other distribution in respect thereof, and (iv) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company.

                    (E) Except for the Ancillary Agreements, there is no agreement, written or oral, between the Company and any holders of its securities, or, to the Company's knowledge, any written agreement among any holders of its securities, relating to Preemptive Rights or the sale or transfer (including without limitation agreements relating to rights of first refusal, co-sale rights or "drag-along" rights), registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or voting, of the capital stock of the Company.

     3.4 Issuance of Shares. The issuance, sale and delivery of the Shares in accordance with this Agreement, and the issuance and delivery of the shares of Common Stock issuable upon conversion of the Shares (the "CONVERSION SHARES"), have been duly authorized by all necessary corporate action on the part of the Company. The Shares when issued, sold and delivered in accordance with the provisions of this Agreement, and the Conversion Shares when issued in accordance with the provisions of the Restated Articles, will be duly and validly issued, fully paid and nonassessable, and will not be issued in violation of any Preemptive Rights. On or prior to the Initial Closing, the Company shall have reserved a sufficient number of shares of Common Stock for issuance upon conversion of the Shares.

     3.5 Authority for Agreement. The Company has full corporate power and authority to execute and deliver this Agreement and each of the Ancillary Agreements to which it is a party, and to perform its obligations hereunder and thereunder. The execution, delivery and


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performance by the Company of this Agreement and each of the Ancillary
Agreements to which it is a party (including the issuance of the Conversion Shares) have been duly authorized by all requisite corporate action by the Company and, when executed and delivered by the Company, this Agreement and each of the Ancillary Agreements will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     3.6 No Conflict. The execution, delivery and performance of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby by the Company will not (a) violate any provision of the Restated Articles or Bylaws of the Company, (b) require on the part of the Company any filing with, or any permit, order, authorization, consent or approval of, any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a "GOVERNMENTAL ENTITY"), except such filings as shall have been made prior to and shall be effective on and as of the Closing, and such filings required to be made after the Closing under applicable federal and state securities laws, (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest (as defined below) or other arrangement to which the Company is a party or by which the Company is bound or to which its assets are subject, (d) result in the imposition of any Security Interest upon any assets of the Company or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets. For purposes of this Agreement, "SECURITY INTEREST" means any mortgage, pledge, security interest, encumbrance, charge, lien or similar right (whether arising by contract or by operation of law).

     3.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Entity is required on the part of the Company in connection with the offer, issuance, sale and delivery of the Shares, the issuance and delivery of the Conversion Shares or the other transactions to be consummated at the Closing, as contemplated by this Agreement and the Ancillary Agreements, except such filings as shall have been made prior to and shall be effective on and as of the Closing, and such filings required to be made after the Closing under applicable federal and state securities laws. Based in part on the representations made by each of the Purchasers in Section 4 of this Agreement, the offer and sale of the Shares to each of the Purchasers will be in compliance with applicable federal and state securities laws.

     3.8 Litigation; Compliance. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Company's knowledge, any threat thereof, against the Company. There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the Company's knowledge, any threat thereof, against the Company, or any of its employees by reason of the past employment relationships of any employees, in connection with or arising from the past or presently proposed activities or business affairs of the Company, or negotiations by the Company with possible investors in the Company. The Company is not subject to any outstanding judgment, order or decree. The Company has, in all material respects, complied with all laws, regulations and orders applicable to its present business, including


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Pharmaceutical Laws, and has all material permits and licenses required thereby.
For purposes of this Agreement, "PHARMACEUTICAL LAW" shall mean any federal, state, local or foreign law, statute, rule or regulation relating to the development, commercialization and sale of pharmaceutical and biotechnology products and devices, including all applicable regulations of the U.S. Food and Drug Administration and comparable applicable foreign regulatory authorities.

     3.9 Financial Statements. The Company has furnished to each of the Purchasers a complete and true copy of (i) the unaudited balance sheet (the "BALANCE SHEET") of the Company at the date of the Initial Closing (reflecting the assets and liabilities of the Company immediately prior to the Initial Closing), and (ii) an unaudited accounting of the use of funds received by the Company since its inception and through the Initial Closing, in form acceptable to the Purchasers (together with the Balance Sheet, the "FINANCIAL STATEMENTS"). The Financial Statements are in accordance with the books and records of the Company, present fairly the financial condition and use of funds of the Company at the dates and for the periods indicated and have been prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied, except that they may not be in accordance with GAAP solely to the extent that they lack footnote disclosures and are subject to normal year-end audit adjustments. The Company does not have any material liabilities except for liabilities shown on the Balance Sheet.

     3.10 Taxes. The amount shown on the Balance Sheet as provision for taxes is sufficient in all material respects for payment of all accrued and unpaid federal, state, county, local and foreign taxes for all periods through the Initial Closing Date. The Company has filed or has obtained presently effective extensions with respect to all federal, state, county, local and foreign tax returns which are required to be filed by it, such returns are complete and accurate and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company. Federal income tax returns of the Company have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the Company's knowledge, threatened. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid all such amounts to the appropriate taxing authorities when due (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes). The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the Closing that is not adequately provided for.

     3.11 Property and Assets. The Company has good and marketable title to, or a valid leasehold interest in, all of its material properties and assets, including all properties and assets reflected in the Balance Sheet, and none of such properties or assets is subject to any Security Interest. The Company does not own, and has not ever owned, any real estate.

     3.12 Intellectual Property.

                    (A) The term "INTELLECTUAL PROPERTY ASSETS" means all intellectual property owned or licensed by the Company in which the Company has a proprietary interest, including without limitation:


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               (1) the name of the Company, all assumed fictional business names, trademarks, service marks, trade dress, logos and trade names, whether or not registered, including all common law rights, and registrations and applications for registrations thereof (collectively, "MARKS");

               (2) all patents and patent applications (including divisions, continuations, continuations-in-part, reissues, reexaminations and extensions thereof) either granted or pending with a domestic, international or foreign patent office or other governing body (collectively, "PATENTS");

               (3) all registered and unregistered copyrights in both published works and unpublished works including the content of proprietary computer software and internet web sites in which the Company has rights (collectively, "COPYRIGHTS"); and

               (4) all know-how, trade secrets, confidential or proprietary information, customer lists, software, technical information, data, compounds, compositions of matter, formulas, process technology, plans, drawings and blue prints that are not part of the public knowledge or literature and, to the knowledge of the Company, that have not been used, divulged or appropriated either for the benefit of any person or entity or to the detriment of the Company (collectively, "TRADE SECRETS"), which are not the subject of Marks, Patents or Copyrights.

                    (B) Section 3.12(B) of the Disclosure Schedule contains a complete and accurate list of all material contracts or agreements to which the Company or LSC is a party relating to the Intellectual Property Assets, including all research and development licenses and material transfer agreements (but excluding (i) any license implied by the sale of a product, and (ii) shrink-wrap, click-wrap or other such licenses in the ordinary course of business). Section 3.12(B) of the Disclosure Schedule also lists clinical, formulation and manufacturing agreements, and associated regulatory consulting service agreements, to which the Company or LSC is a party relating to the Company's proposed products. There are no outstanding disputes or disagreements with respect to any such contract or agreement, nor has the Company received any written threat thereof.

                    (C) No contract or agreement listed or required to be listed in Section 3.12(B) of the Disclosure Schedule contains any provision that would cause the terms of any such contract or agreement to become invalid, be breached, or terminate as a result of any of the transactions contemplated by this Agreement.

                    (D) The Intellectual Property Assets are all those necessary for the operation of the business of the Company as currently conducted and, to the knowledge of the Company, currently proposed to be conducted in the reasonably foreseeable future (for purposes of clarification, as used in this Section 3.12 the term "knowledge" means actual knowledge without conducting any special inquiry). To the Company's knowledge, except as noted in Section 3.12(D) of the Disclosure Schedule, the Company is the sole owner or exclusive licensee of all right, title and interest in and to each of the Intellectual Property Assets, free and


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          clear of all Security Interests, and has the exclusive right to use and practice without payment to a third party all of the Intellectual Property Assets for the operation of the business of the Company as currently conducted and as currently proposed to be conducted in the reasonably foreseeable future, other than in respect of licenses listed in Section 3.12(B) of the Disclosure Schedule. All former and current employees of the Company (and all other agents, consultants and contractors of the Company who contributed to or participated in the conception or development of the Intellectual Property Assets for the Company) have executed written contracts or agreements with the Company that assign to the Company all rights to any inventions, improvements, discoveries or information relating to the business of the Company, including without limitation all Intellectual Property Assets owned, controlled by or in the possession of the Company. To the knowledge of the Company, there is no unauthorized use, infringement or misappropriation of any of the Intellectual Property Assets by any third party, employee or former employee.

                    (E) Section 3.12(E) of the Disclosure Schedule contains a complete and accurate list of all Patents.

               (1) To the knowledge of the Company, all of the Patents that the Company owns, or to which it has rights to pursuant to license agreements with third parties, are currently in compliance with formal legal requirements (including payment of required filing, examination and maintenance fees and filing of required proofs of working or use). To the knowledge of the Company, all of the Patents that the Company owns, or to which it has rights pursuant to license agreements with third parties, are valid and enforceable.

               (2) Except as otherwise indicated in Section 3.12(E) of the Disclosure Schedule, no Patent is now involved in any interference proceeding, reissue proceeding, reexamination proceeding, or opposition proceeding. The Company has not received any written notice of any interfering patent or patent application of any third party with respect to the Patents. To the Company's knowledge, all of the Patents that Company owns and all of the Patents that it has rights to pursuant to license agreements with third parties are being prosecuted in full compliance with the duty of candor and good faith required by the United States Patent & Trademark Office as described under Section 1.56 of Title 37 of the Code of Federal Regulations and any similar requirement of any corresponding foreign agencies.

               (3) To the knowledge of the Company, except as otherwise indicated in Section 3.12(E) of the Disclosure Schedule, (a) no Patent within the Intellectual Property Assets is infringed or has been challenged or threatened in writing in any way, and (b) none of the products manufactured or sold or currently contemplated to be manufactured or sold, or any process or know-how used or currently contemplated to be used, by the Company infringes or has been alleged in writing to infringe any patent or other proprietary right of any other person or entity. Neither the Company nor LSC has received any written notices or written threats of infringement or conflict with the intellectual property right of any third party, and to the Company's knowledge there is no pending Proceeding by others that include any claim or allegation that the Company is infringing any intellectual property right of any third party. As used in this Section 3.12, "PROCEEDING" means any action, arbitration, audit, examination, investigation, hearing, litigation, or suit (whether civil, criminal, administrative, judicial or


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investigative, whether formal or informal and whether public or private)
commenced, brought, conducted or heard by or before, or otherwise involving, any governmental body or arbitrator.

               (4) Except as otherwise indicated in Section 3.12(E) of the Disclosure Schedule, all right, title and interest in the issued patents and pending patent applications within the Patents have been assigned to the Company or LSC, as appropriate. To the knowledge of the Company, except as otherwise set forth in the Disclosure Schedule there is no other entity or individual that has any right, title or interest in any of the issued patents and pending patent applications within the Patents other than the Company and its licensors, as appropriate.

                    (F) Section 3.12(F) of the Disclosure Schedule contains a complete and accurate list of all Marks.

               (1) Except as set forth in Section 3.12(F) of the Disclosure Schedule, all Marks have been registered with the United States Patent and Trademark Office and, to the knowledge of the Company, are currently in compliance with all formal Legal Requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications). To the knowledge of the Company, all of the Marks are valid and enforceable.

               (2) To the knowledge of the Company, no Mark within the Intellectual Property Assets is now involved in any opposition proceeding, invalidation proceeding, or cancellation proceeding, and the Company has not received any written threat of such action with respect to any of the Marks.

               (3) To the knowledge of the Company, there is no potentially interfering trademark or trademark application of any other person or entity.

               (4) The Company has not received any written notice of any challenge or threat to any Mark within the Intellectual Property Assets. To the knowledge of the Company none of the Marks within the Intellectual Property Assets used by the Company infringes any trade name, trademark or service mark of any other person or entity, nor has the Company received any written notice of any alleged infringement. To the knowledge of the Company, no Mark is infringed by any other person or entity.

               (5) All products and materials containing a Mark bear the proper federal registration notice where permitted by law except where failure to include such a notice would not be expected to have a Company Material Adverse Effect.

                    (G) Currently, the Company has no ownership interest in any registered Copyrights. There are no Copyrights which are material to the business of the Company as currently conducted or as currently proposed to be conducted in the reasonably foreseeable future.

                    (H) With respect to each Trade Secret:

               (1) The Company has taken all reasonable precautions to protect the secrecy, confidentiality and value of its Trade Secrets (including the enforcement by the Company of a policy requiring each employee or contractor of the Company who has access to,


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

or contributes to or participates in the conception or development of, the Intellectual Property Assets to execute proprietary information and confidentiality agreements substantially in its standard form (or such other form or forms containing substantially similar proprietary information and confidentiality obligations), and all current and former employees and contractors of the Company who had access to, contributed to or participated in the conception or development of the Intellectual Property Assets have executed such an agreement).

               (2) The Company has the right (but not necessarily exclusive right) to use the Trade Secrets. To the knowledge of the Company, no Trade Secret (i) is subject to any adverse claim, (ii) has been challenged or threatened in writing in any way, or (iii) infringes any intellectual property right of any other person or entity.

     3.13 Insurance. The Company has in full force and effect workers' compensation insurance and insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations engaged in the same or similar business and similarly situated, including, without limitation, insurance against loss, damage, fire, theft, public liability, clinical trial liability and other risks.

     3.14 Material Contracts and Obligations. Section 3.14 of the Disclosure Schedule sets forth the following agreements to which the Company is a party or by which it is bound (the "MATERIAL CONTRACTS"): (a) any agreement which requires future expenditures by the Company in excess of $100,000 or which might result in payments to the Company in excess of $100,000; (b) any employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements; (c) any distributor, sales representative or similar agreement; (d) any agreement with any current or former shareholder, officer or director of the Company, or any "affiliate" or "associate" of such persons (as such terms are defined in the rules and regulations promulgated under the Securities Act), including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such person or entity; (e) any agreement under which the Company is restricted from carrying on any business anywhere in the world; (f) any agreement relating to indebtedness for borrowed money; (g) any agreement for the disposition of a material portion of the Company's assets (other than for the sale of inventory in the ordinary course of business); (h) any agreement concerning research, development or testing of any product by or for the Company; and (i) any agreement for the acquisition of the business or securities or other ownership interests of another party. The Company has made available to counsel for the Purchasers copies of the Material Contracts. Each such agreement and contract is a legal, valid, and binding obligation of the Company and is in full force and effect. Neither the Company, nor, to the Company's knowledge, any other party thereto, is in default of any of its obligations under any Material Contract.

     3.15 Compliance. The Company is not in violation of any term of any mortgage, indenture, contract, agreement or instrument to which the Company is a party or by which it is bound, or, to the Company's knowledge, of any provision of any state, federal or foreign judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company, which violation has had or is reasonably likely to have a Company Material Adverse Effect. To the Company's knowledge, none of the employees of the Company is in violation of any term of any contract or covenant (either with the Company or with another entity) relating to employment, patents, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation.

     3.16 Employees.

                    (A) All current and former employees of the Company have executed and delivered a Proprietary Information and Inventions Agreement in substantially the form provided to counsel for the Purchasers (a "PIIA") and all of such agreements are in full force and effect. All current and former consultants of the Company that have performed development work or provided technical services to the Company or have otherwise had access to confidential or proprietary information of the Company have executed and delivered a PIIA to the Company, and all of such agreements are in full force and effect.

                    (B) The Company is not aware that any key employee of the Company has plans to terminate his or her employment relationship with the Company. The Company has complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers' compensation insurance and the payment of social security and other taxes. None of the employees of the Company is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company or, to the Company's knowledge, threatened. To the Company's knowledge, no employee of the Company is obligated under any contract or subject to any judgment, decree or administrative order that would conflict or interfere with (i) the performance of the employee's duties as an employee, director or officer of the Company, or (ii) the Company's business as conducted or proposed to be conducted.

     3.17 Books and Records. The minute books of the Company provided to counsel to the Purchasers contain complete and accurate records of all corporate actions of its shareholders and its Board of Directors and committees thereof, whether taken at a meeting or by written consent. The stock ledger of the Company provided to counsel to the Purchasers is complete and accurate and reflects all issuances, repurchases and cancellations, and to the knowledge of the Company all transfers, of shares of capital stock of the Company, other than the Shares.

     3.18 Environmental Matters.

                    (A) The Company has complied with all applicable Environmental Laws (as defined below). There is no pending or, to the Company's knowledge, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company. For purposes of this Agreement, "ENVIRONMENTAL LAW" shall mean any federal, state, local or foreign law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including any statute, regulation, administrative decision or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life and wetlands, including all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances, or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA").

                    (B) To the knowledge of the Company, the Company has no liabilities or obligations arising from the release of any Materials of Environmental Concern (as defined below) into the environment. For purposes of this Agreement, "MATERIALS OF ENVIRONMENTAL CONCERN" shall mean any chemicals, pollutants or contaminants, hazardous substances (as such term is defined under CERCLA), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), toxic materials, oil or petroleum and petroleum products or any other material subject to regulation under any Environmental Law.

                    (C) The Company is not a party to or bound by any court order, administrative order, consent order or other agreement between the Company and any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.

                    (D) The Company is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Company.

     3.19 No Solicitation or Advertisement. Neither the Company nor any person acting on its behalf has engaged, in connection with the offering or sale of the Shares, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

     3.20 Securities Act Registration. Assuming that the representations and warranties of each of the Purchasers contained herein are true, it is not necessary in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Agreement to register the Shares under the Securities Act or under applicable state securities or Blue Sky laws regulating the issuance or sale of securities.

     3.21 United States Real Property Holding Company. The Company is not now and has never been a "United States real property holding corporation," as defined in Section 897(c)(2) of the

Internal Revenue Code of 1986, as amended, and Treasury Regulation Section 1.897-2(b), and the Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns, which are required under Treasury Regulation Section 1.897-2(h).

     3.22 Benefit Plans. Except as set forth in Section 3.22 of the Disclosure Schedule, neither the Company nor any Plan Affiliate (as hereinafter defined) has in the past five (5) years maintained, sponsored, adopted, made contributions to or obligated itself to make contributions to or to pay any benefits or grant rights under or with respect to any Employee Benefit Plan (as hereinafter defined), whether written, oral, voluntary or pursuant to a collective bargaining agreement or law, which could give rise to or result in the Company or such Plan Affiliate having any debt, liability, claim or obligation of any kind or nature, whether accrued, absolute, contingent, direct, indirect, known, perfected or inchoate or otherwise and whether or not due or to become due. Correct and complete copies (or, if oral, descriptions) of all Employee Benefit Plans have been made available to counsel for the Purchasers. As used herein, "PLAN AFFILIATE" means any person or entity with which the Company constitutes all or part of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, as each of those terms are defined in Section 414 of the Code. As used herein, "EMPLOYEE BENEFIT PLAN" means collectively, each bonus, deferred compensation, incentive compensation, stock purchase, stock option, severance or termination pay, health or other medical, life, disability or other insurance, supplemental unemployment benefit, profit sharing, pension, retirement, supplemental retirement or other employee benefit plan, program, agreement or arrangement, whether written or unwritten, formal or informal, maintained or contributed to or required to be contributed to by any person for the benefit of any employee or former employee of the Company or its affiliates or their dependants or beneficiaries, as well as the compensation practices and policies regarding vacations, sick leaves, leaves of absence and all perquisites of employment other than those mandated by any legal requirement and shall include to the extent applicable to Company, without limitation, "EMPLOYEE PENSION BENEFIT Plans" (as defined in Section 3(2) of ERISA, "Employee Welfare Benefit Plan" (as defined in Section 3(1) of ERISA) and "Multi-employer Plan" (as defined in section 3(37) of ERISA) ), but shall exclude any such arrangements or perquisites that do not exceed, individually or in the aggregate, $300 per month per any particular person. As used herein, "ERISA" means the Employee Retirement Income Security Act of 1974 and any law of any foreign jurisdiction of similar import. The Company has made all "matching" contributions required pursuant to the terms of the Company's 401(k) plan or promised to employees (in writing or orally).

     3.23 Foreign Corrupt Practices Act; Etc. The Company and its officers, directors, employees and agents are in compliance with the Foreign Corrupt Practices Act of 1977, as amended, or any rules and regulations thereunder, or any similar laws of any foreign jurisdiction. To the Company's knowledge no governmental or political official in any country is or has been employed by, acted as a consultant to or held any beneficial ownership interest in the Company. The Company and its officers, directors, employees and agents are in compliance with and have not violated the U.S. money laundering laws or regulations, the U.S. Bank Secrecy Act, as amended by the USA Patriot Act of 2001 (including any recordkeeping or reporting requirements thereunder), or the anti-money laundering laws or regulations of any jurisdiction.

     3.24 Certain Matters Related to Third Parties. The Company has never intentionally aided, facilitated or furthered (whether by action or inaction), nor intentionally participated in, any effort, scheme or arrangement intended to (or having the foreseeable effect of) misleading or defrauding any creditor or shareholder of the Company or any creditor or shareholder of any third party. The Company has never received any direct or indirect indication, whether written or oral, that the Securities and Exchange Commission (or any other Governmental Entity) is investigating the Company in connection with its role in any such effort, scheme or arrangement.

     3.25 Brokers. Except as set forth in Section 3.25 of the Disclosure Schedule, the Company has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fees or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

     3.26 Disclosure. Neither this Agreement nor the Ancillary Agreements, the schedules and exhibits hereto and thereto (including without limitation the representations and warranties set forth herein and therein) or other written statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances in which they were made. Except as set forth in this Agreement or the Schedules or Exhibits attached hereto, or in the due diligence materials previously provided to special counsel for the Purchasers, there is no fact which the Company has not disclosed to the Purchasers or their counsel in writing and of which the Company is aware that has or could reasonably be expected to have a Company Material Adverse Effect. The financial projections and other estimates provided to the Purchasers were prepared by the Company's management based on assumptions of fact and opinion as to future events which management, at the date of the projections, believed to be reasonable.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

     Each Purchaser hereby severally represents and warrants to the Company as follows:

     4.1 Investment. Such Purchaser is acquiring the Shares, and the Conversion Shares, for his, her or its own account for investment, not as a nominee or agent, and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and, except as contemplated by this Agreement and the Exhibits hereto, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

     4.2 Authority. Such Purchaser has full power and authority to enter into and to perform this Agreement and the Ancillary Agreements in accordance with their terms, and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms. Any Purchaser which is a corporation, limited liability company, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

     4.3 Experience. Such Purchaser has carefully reviewed the representations concerning the Company contained in this Agreement, and has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to such Purchaser any and all written information which he, she or it has requested and have answered to such Purchaser's satisfaction all inquiries made by such Purchaser; such Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares and the Conversion Shares; and such Purchaser has sufficient knowledge and experience in finance and business that he, she or it is capable of evaluating the risks and merits of his, her or its investment in the Company and such Purchaser is able financially to bear the risks thereof.

     4.4 Restricted Shares. Such Purchaser understands that (a) the Shares and the Conversion Shares have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereof or Rule 506 promulgated under the Securities Act, (b) the Shares and the Conversion Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration and (c) the Company will make a notation on its transfer books to such effect. Such Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Purchaser acknowledges that the Shares have not been registered under the Act or qualified under any applicable blue sky laws in reliance, in part, on the representations and warranties herein.

     4.5 Legends. Such Purchaser understands that any certificates evidencing the Shares may bear the following legends, in addition to any legends required by federal or state securities laws or any of the Ancillary Agreements:

     "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN AN INVESTORS RIGHTS AGREEMENT, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES."

     4.6 Brokers. Such Purchaser has not engaged any brokers, finders or agents and has not incurred, and will not incur, directly or indirectly, any liability for brokerage or finder's fees or agents' commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

     4.7 Certain Purchasers. If any Purchaser is not a United States person, such Purchaser hereby represents that such Purchaser is satisfied as to the full observance of the laws of such Purchaser's jurisdiction in connection with any invitation to subscribe for the Shares, including without limitation (i) the legal requirements of such Purchaser's jurisdiction for the offer, purchase and sale of the Shares, (ii) any foreign exchange restrictions applicable to such offer, purchase and sale, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, which may be relevant to the offer, purchase, holding, redemption, sale or transfer of the Shares. Such Purchaser's exercise and payment for, and such Purchaser's continued beneficial ownership of, the Shares will not violate any applicable securities or other laws of such Purchaser's jurisdiction.

SECTION 5. INDEMNIFICATION

     5.1 Indemnification. The Company and LSC shall jointly and severally indemnify and hold the Purchasers and their respective Affiliates, successors and assigns harmless from and against any and all liability, loss, damage or expense (collectively, "LOSSES") suffered or incurred as a result of a breach of the representations and warranties contained in Section 3. Each Purchaser, severally and not jointly, shall indemnify and hold the Company and its Affiliates, successors and assigns harmless from and against any and all liability, loss, damage or expense suffered or incurred as a result of a breach of such Purchaser's representations and warranties contained in Section 4. For purposes of this Section 5.1, "Affiliates" means any Person (defined below) who is an "affiliate" as defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended; in addition, any partner or member, as the case may be, of a Purchaser or an Affiliate of a Purchaser shall be deemed to be an Affiliate of such Purchaser. For purposes of this
Section 5.1, "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     5.2 Indemnification Limitations.

                    (A) The Company and LSC shall not be required to provide indemnification under this Section 5 with respect to Losses otherwise payable pursuant to Section 5.1 until such time as all such Losses, in the aggregate for all claims, shall aggregate to more than $20,000 (but once such amount is exceeded the indemnitees shall be entitled to recover from the first dollar without regard to such $20,000 deductible).

                    (B) The maximum liability of the Company and LSC collectively under this Section 5 shall be the aggregate amount received by the Company from the Purchasers pursuant to Section 1.2.

                    (C) The maximum liability of any Purchaser under this
          Section 5 shall be the aggregate amount invested in the Company by such Purchaser pursuant to Section 1.2.

                    (D) In seeking any claim for indemnification pursuant to this Section 5, with respect to any breach of a representation or warranty by the Company the Purchasers shall first seek recovery from the Company, and the

          Purchasers shall be permitted to bring any such claim against LSC only after the Purchasers have reasonably exhausted such claims against the Company.

                    (E) Except for equitable remedies and injunctive and other judicial relief to enforce the provisions hereof or to preserve the status quo pending resolution, and any claims of Losses involving fraud, gross negligence or willful misconduct, the sole remedy of any party with respect to any breach of a representation or warranty in this Agreement shall be the indemnity provided in this Section 5.

SECTION 6. CONDITIONS TO CLOSING

     6.1 The obligation of each of the Purchasers to purchase Shares at the Closing is subject to the fulfillment, or the waiver by such Purchaser, of each of the following conditions on or before such Closing:

                    (A) The representations and warranties contained in Section 3 shall be accurate on and as of the Closing Date, with the same effect as though such representation and warranty had been made on and as of that date.

                    (B) The Company shall have performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by the Company prior to or at the Closing.

                    (C) The Purchasers participating in the Initial Closing shall have received an opinion from Perkins Coie, LLP, counsel for the Company, dated as of the Initial Closing Date only, addressed to the Purchasers, and satisfactory in form and substance to Purchasers.

                    (D) The Company, each of the Purchasers and the other parties identified therein shall have entered into the Investors Rights Agreement in the form attached hereto as Exhibit B (the "RIGHTS AGREEMENT").

                    (E) The Company, each of the Purchasers and the other parties identified therein shall have entered into the Voting Agreement in the form attached hereto as Exhibit C (the "VOTING AGREEMENT") and, conditioned upon the Initial Closing, the Company and its shareholder shall have elected to the Company's Board of Directors the persons identified in the Voting Agreement as the initial directors designated under such Voting Agreement.

                    (F) The Company, each "Founder" named therein and each Purchaser shall have entered into a Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit D (the "ROFR AGREEMENT").

                    (G) The Company shall have delivered to the Purchasers participating in the Initial Closing: (i) the Restated Articles, as in effect as of the Initial Closing Date, certified by the Secretary of State of the State of Washington;

          (ii) certificates, as of a recent practicable date, as to the corporate existence of the Company issued by the Secretary of State of the State of Washington; (iii) a certificate of the Secretary or Assistant Secretary of the Company, dated as of the Initial Closing Date, certifying as to (a) the Bylaws of the Company, (b) the signatures and titles of the officers of the Company executing this Agreement or any of the Ancillary Agreements, and (c) resolutions of the Board of Directors and shareholders of the Company, authorizing and approving all matters in connection with this Agreement, the Ancillary Agreements and the transactions contemplated hereby and thereby; and (iv) a certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Section 6.1(A), (B), (L) and (M).

                    (H) All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                    (I) The Company will have paid or made adequate arrangements for payment in accordance with the provisions of Section 7.3, the fees and disbursements of Essex Woodlands Health Ventures VI, L.P ("ESSEX") and its counsel at the Initial Closing.

                    (J) The Purchasers shall have committed to purchase at least $35,000,000 of Shares in the aggregate at the Initial Closing.

                    (K) All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares shall be duly obtained and effective as of the Closing Date.

                    (L) The Company, LSC and the other parties identified therein shall have entered into and delivered (i) the Asset Transfer Agreement, (ii) the Exclusive License Agreement, (iii) the Sublicense Agreement, and (v) a letter agreement regarding occupancy of premises, each in the forms attached hereto as Exhibit E (collectively, the "ASSET AGREEMENTS"), and shall have entered into and delivered all documents, agreements and instruments attached to the Asset Agreements or required to be delivered thereunder (together with the Asset Agreements, the "ASSET DOCUMENTS").

                    (M) All of the transfers and assignments of assets and rights, and all grants of licenses, sublicenses, subleases and other interests contemplated by the Asset Documents shall have been completed in substance and form satisfactory to the Purchasers and their counsel, and each Purchaser and its counsel shall have received copies of the Asset Documents and related documentation as they may request.

                    (N) Each person now employed by the Company with access to confidential and proprietary information of the Company shall have entered into a PIIA in substantially the form provided to counsel for the Purchasers, and each of Llew Keltner, SyShi Wang and Jay Winship shall have entered into a PIIA containing noncompetition and nonsolicitation provisions in substance and form satisfactory to counsel for the Purchasers.

     6.2 The obligation of the Company to sell Shares to the Purchasers under this Agreement is subject to fulfillment, or the waiver by the Company, of the following condition on or before any Closing:

                    (A) The representations and warranties of the Purchasers participating in such Closing contained in Section 4 shall be accurate on and as of such Closing Date, with the same effect as though such representations and warranties had been made on and as of that date.

                    (B) All documents and instruments incident to the transactions contemplated by this Agreement shall be satisfactory in substance and form to the Company and its counsel, and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                    (C) All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares shall be duly obtained and effective as of the Closing Date.

                    (D) The necessary parties other than the Company shall have entered into the Rights Agreement, the Voting Agreement and the ROFR Agreement.

                    (E) Each Purchaser participating in such Closing shall have delivered the purchase price specified in Section 1.2.

SECTION 7. MISCELLANEOUS

     7.1 This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which Shares held by such Purchaser are transferred by such Purchaser, or (b) to any affiliate, partner, member, shareholder or subsidiary of such Purchaser, and, in each case, such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided, that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company certifying its status as an "accredited investor" and notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement and the Ancillary Agreements. As used herein, the term "affiliate" means, as to the entity in question, any person or entity that directly or indirectly controls, is controlled by or is under common control with the entity in question, and the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity whether through ownership of voting securities, by contract, or otherwise. Neither the Company nor LSC may assign or delegate its rights or obligations under this Agreement without the prior written consent of the holders of at least a majority of the Shares then held by all Purchasers. Except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors, and administrators of the parties hereto.

     7.2 All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Closings of the transactions contemplated hereby.

     7.3 Each party to the Agreement will pay its own expenses in connection with the transactions contemplated by this Agreement, whether or not the transactions are consummated, provided, that if the transactions are consummated the Company shall pay the fees and disbursements of Essex and its counsel in connection with the due diligence, negotiation, drafting of, and closing of the transactions contemplated by, this Agreement and the Ancillary Agreements, not to exceed $200,000. In addition, after the Closing the Company will pay the reasonable fees and disbursements (a) of a single counsel for the Purchasers in connection with any subsequent amendment, waiver or consent of or under this Agreement, the Ancillary Agreements or any related document or agreement initiated by the Company, and (b) of any Purchaser's counsel in connection with successful enforcement of this Agreement of any of the Ancillary Agreements or any related document or agreement.

     7.4 The Company, LSC and each Purchaser will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to investment banking, brokerage or finders' fees or commissions, or consulting fees (collectively, "Fees") in connection with the transactions contemplated by this Agreement asserted by any person on the basis of any agreement, statement or representation alleged to have been made by such indemnifying party. Notwithstanding the foregoing, the Company shall indemnify and save LSC harmless from and against any and all claims, liabilities or obligations with respect to Fees of Larkspur Capital in connection with the issuance and sale of the Shares pursuant to this Agreement, up to the amount of such Fees as is disclosed in Section 3.25 of the Disclosure Schedule..

     7.5 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     7.6 This Agreement shall be governed by and construed in accordance with the laws of the State of Washington and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Washington contract. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in the state courts of the State of Washington located in King County, or, if it has or can acquire jurisdiction, any Federal court located in such State and County, and EACH OF THE PARTIES HERETO, AFTER CONSULTING WITH OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY SUBMITS TO THE

EXCLUSIVE JURISDICTION OF SUCH COURTS AND WAIVES TRIAL BY JURY, IN EACH CASE IN CONNECTION WITH ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each of the parties hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby in the courts of the State of Washington or the United States of America, in each case located in King County, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such matter brought in any such court has been brought in an inconvenient forum.

     7.7 All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or
(c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:

     If to the Company:

     Light Sciences Oncology, Inc.
     34931 SE Douglas Street, Suite 200
     Snoqualmie, WA 98065
     Fax: (425) 392-7392

or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to:

     Perkins Coie, LLP
     1201 Third Avenue
     Suite 4800
     Seattle, WA 98101
     Attention: James Lisbakken, Esq.
     Fax: (206) 359-9000

     If to LSC or a Purchaser, at its address set forth on its signature page or Schedule A, as applicable, or at such other address as may have been furnished in writing by such party to the Company, with a copy to its legal counsel set forth on the signature page or Schedule A, if any.

     Any party may give any notice, request, consent or other communication under this Agreement using any other than set forth in clauses (a), (b) and (c) above (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

     7.8 This Agreement and the Ancillary Agreements (and the schedules and exhibits hereto and thereto) contain the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral.

     7.9 This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Shares then held by all Purchasers. Notwithstanding the foregoing, this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived (a) with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion, or (b) with respect to LSC without the written consent of LSC. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this Section 7.9 shall be binding on all parties hereto, even if they do not execute such consent.

     7.10 The rights and remedies of the parties to this Agreement are cumulative and not alternative. Except as set forth in this Agreement, no failure or delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of the right, power, or privilege, and no single or partial exercise of any right, power, or privilege will preclude any other or further exercise of the right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     7.11 Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     7.12 This Agreement may be executed in any number of counterparts, including by facsimile copy, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

     7.13 The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

     7.14 No announcement regarding any Purchaser in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior consent of such Purchaser. No announcement regarding the Company or LSC in a press release, conference, advertisement, announcement, professional or trade publication, mass marketing materials or otherwise to the general public may be made without the prior consent of the Company or LSC, as applicable. Notwithstanding the foregoing, as soon as practicable but in no event more than sixty days after the Closing, the Company and LSC may issue a press release, and may at all times post a notice on each of their respective websites, in each case disclosing that the Purchasers and LSC have invested in the Company, provided, that (a) neither the release nor the notice discloses any of the financing terms other than the aggregate combined amount invested and the type of security issued, and (b) the final form of the release and the notice is approved in advance in writing by the holders of at least a majority of the Shares held by the Purchasers; provided that no such press release or notice refer to Johnson & Johnson Development Corporation ("JJDC") except with the prior written consent of JJDC granted or withheld by JJDC in the exercise of its sole discretion. Any Purchaser may at any time post a notice on its website that includes information about the Company, LSC and/or the financing that was or is contained in the press release or website notice of the Company pursuant to the preceding sentence; provided that if such notice is in a form different than the press release, it shall not include any reference to JJDC except with the prior written consent of JJDC granted or withheld by JJDC in the exercise of its sole discretion. All obligations under this Section
7.14 shall terminate upon the earlier of the effective date of a Qualified IPO (as defined in the Rights Agreement) or the consummation of a Change of Control (as defined in the Rights Agreement).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties have executed this Series A Preferred Stock Purchase Agreement as of the date first set forth above.

THE COMPANY:                            LIGHT SCIENCES ONCOLOGY, INC.,
                                        a Washington corporation


                                        By: /s/ Llew Keltner
                                            ------------------------------------
                                        Its: CEO


LSC:                                    LIGHT SCIENCES CORPORATION,
                                        a Washington Corporation


                                        By: /s/ Albert Luderer
                                            ------------------------------------
                                        Its: CEO


PURCHASERS:                             ESSEX WOODLANDS HEALTH
                                        VENTURES FUND VI, L.P.

                                        By: Essex Woodlands Health Ventures VI,
                                            L.P.
                                        Its: General Partner

                                        By: Essex Woodlands Health Ventures VI,
                                            L.L.C.
                                        Its: General Partner


                                        By: /s/ Jeff Himawan
                                            ------------------------------------
                                            Dr. Jeff Himawan, Managing Director


                                        ADAMS STREET V, L.P.

                                        By: Adams Street Partners, LLC
                                        Its: General Partner


                                        By: /s/ Craig S. Taylor
                                            ------------------------------------
                                            Craig S. Taylor, Ph.D., Partner

                                        JOHNSON & JOHNSON
                                        DEVELOPMENT CORPORATION,

                                        By: /s/ Roger Guidi
                                            ------------------------------------
                                            Roger Guidi, Vice President

                                        Johnson & Johnson Development
                                        Corporation
                                        410 George Street
                                        New Brunswick, NJ 08901
                                        Fax: (732) 247-5309
                                        Attn: Roger Guidi and Kathy Horvath

                                        With a copy to:

                                        Johnson & Johnson
                                        Law Department
                                        One Johnson & Johnson Plaza
                                        New Brunswick, NJ 08933
                                        Fax: (732) 524-5823
                                        Attn: Manish Yadav

                                        With a further copy to:

                                        Ropes & Gray LLP
                                        45 Rockefeller Plaza
                                        New York, NY 10111
                                        Fax: (212) 841-5725
                                        Attn: Kristopher Brown

                                        CDIB CAPITAL INVESTMENT AMERICA, LTD.


                                        By: /s/ Hsing-Ning Yu
                                            ------------------------------------
                                            Hsing-Ning Yu, Director


                                        /s/ Edward Avedisian
                                        ----------------------------------------
                                        EDWARD AVEDISIAN


                                        /s/ Hsiu-Chuan Lee
                                        ----------------------------------------
                                        HSUI-CHUAN LEE


                                        /s/ Craig M. Watjen
                                        ----------------------------------------
                                        CRAIG M. WATJEN

                                        SCANDINAVIAN LIFE SCIENCE VENTURE TWO KB


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner


                                        MEDICON VALLEY CAPITAL TWO KB


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner


                                        MEDICON VALLEY CAPITAL II K/S


                                        By: /s/ Martin Olin Andersen
                                            ------------------------------------
                                        Its: Senior Partner


                                        NOVO A/S


                                        By: /s/ Henrik Gurtler
                                            ------------------------------------
                                        Its: Chief Executive Officer


                                        NSV PARTNERS INSTITUTIONAL, LP

                                        By: New Science Ventures, L.L.C.
                                        Its: General Partner


                                        By: /s/ Thomas J. A. Lavin
                                            ------------------------------------
                                        Its: Chief Financial Officer


                                        NSV PARTNERS IX (LSO), LP

                                        By: New Science Ventures, L.L.C.
                                        Its: General Partner

                                        By: /s/ Thomas J. A. Lavin
                                            ------------------------------------
                                        Its: Chief Financial Officer


                                        /s/ Vincent Lum
                                        ----------------------------------------
                                        VINCENT LUM

                                   SCHEDULE A

                             SCHEDULE OF PURCHASERS

FIRST CLOSING - OCTOBER 6, 2005

                                                Number of Shares      Aggregate Purchase
Purchaser Name and Address                          Purchased               Price
--------------------------                      ----------------   -----------------------
ESSEX WOODLANDS HEALTH VENTURES FUND VI, L.P.       3,200,000            $16,000,000
435 Tasso Street, Suite 305
Palo Alto, CA 94301
Attn: Dr. Jeff Himawan
Fax: (419) 821-4765

with a copy to (which shall
   not constitute notice):
Baker & McKenzie LLP
130 E. Randolph Drive
Chicago, IL 60601
Attn: Bruce Zivian, Esq.
Fax: (312) 698-2469

CRAIG M. WATJEN                                     1,424,989        $750,000 in cash and
14571 Southeast 51st St.                                                conversion and
Bellevue, Wa. 98006                                                  cancellation of all
                                                                    convertible promissory
                                                                   notes, in the aggregate
                                                                     amount of $6,374,945

ADAMS STREET V, L.P.                                1,000,000             $5,000,000
1 N Wacker Drive, Suite 2200
Chicago, IL 60606
Atttn: Craig Taylor
Fax: __________________

CHINA DEVELOPMENT INDUSTRIAL BANK, INC.               400,000            $ 2,000,000
No. 125, Nanking East Road Section 5,
Taipei 105, Taiwan
Attn: Ita Lu
Fax: +886.2.2746.7612

EDWARD AVEDISIAN                                      200,000            $ 1,000,000
12 Sanderson Road
Lexington, MA 02420
Fax: (781) 860 0282

HSIU-CHUAN LEE                                         20,000            $   100,000
F3, No. 28,  Chung Shan North Road,
Section 3, Lane 55,
Taipei 104 Taiwan
Fax: __________________

JOHNSON & JOHNSON DEVELOPMENT CORPORATION             800,000            $ 4,000,000
410 George Street
New Brunswick, NJ 08901

Attn: Roger Guidi and Kathy Horvath
Fax: (732) 247-5309

with a copy to (which shall
   not constitute notice):
Johnson & Johnson
Law Department
One Johnson & Johnson Plaza
New Brunswick, NJ 08933
Attn: Manish Yadav
Fax: (732) 524-5823

and a further copy to (which shall
   not constitute notice):
Ropes & Gray LLP
45 Rockefeller Plaza
New York, NY 10111
Attn:  Kristopher Brown
Fax: (212) 841-5725

SECOND CLOSING - DECEMBER 8, 2005

                                                Number of Shares      Aggregate Purchase
Purchaser Name and Address                          Purchased               Price
--------------------------                      ----------------   -----------------------
SCANDINAVIAN LIFE SCIENCE VENTURE TWO KB            1,645,404            $ 8,227,020
Birger Jarlsgaten 10
SE-114 34 Stockholm
Sweden
Attn: Martin Olin Andersen
Fax: __________________

MEDICON VALLEY CAPITAL TWO KB                         463,064            $ 2,315,320
Birger Jarlsgaten 10
SE-114 34 Stockholm
Sweden
Attn: Martin Olin Andersen
Fax: __________________

MEDICON VALLEY CAPITAL II K/S                         231,532            $ 1,157,660
Birger Jarlsgaten 10
SE-114 34 Stockholm
Sweden
Attn: Martin Olin Andersen
Fax: __________________

THIRD CLOSING - DECEMBER 12, 2005

                                                Number of Shares      Aggregate Purchase
Purchaser Name and Address                          Purchased               Price
--------------------------                      ----------------   -----------------------
NOVO A/S                                            2,000,000            $10,000,000
Krogshoejvej
2880 Bagsvaerd
Denmark
Attn: Henrik Gurtler
Fax: +45 4442 1440

NSV PARTNERS INSTITUTIONAL, LP                        708,000            $ 3,540,000
New Science Ventures, LLC
645 Madison Ave, 2nd Floor
New York, NY 10022
Attn: Thomas JA Lavin, CFO

NSV PARTNERS IX (LSO), LP                             532,000            $ 2,660,000
New Science Ventures, LLC
645 Madison Ave, 2nd Floor
New York, NY 10022
Attn: Thomas JA Lavin, CFO

ESSEX WOODLANDS HEALTH VENTURES FUND VI, L.P.         800,000            $ 4,000,000
435 Tasso Street, Suite 305
Palo Alto, CA  94301
Attn: Dr. Jeff Himawan
Fax: (419) 821-4765

with a copy to (which shall
   not constitute notice):
Baker & McKenzie LLP
130 E. Randolph Drive
Chicago, IL 60601
Attn: Bruce Zivian, Esq.
Fax: (312) 698-2469

VINCENT LUM                                             5,000            $   25,000
1257 West 47th Avenue
Vancouver, BC V6M 2L5
Canada

                                    EXHIBIT A

                                RESTATED ARTICLES

                                    EXHIBIT B

                                RIGHTS AGREEMENT

                                    EXHIBIT C

                                VOTING AGREEMENT

                                    EXHIBIT D

                                 ROFR AGREEMENT

                                    EXHIBIT E

                            FORM OF ASSET AGREEMENTS

                          LIGHT SCIENCES ONCOLOGY, INC.
                               AMENDMENT NO. 1 TO
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO SERIES A PREFERRED STOCK PURCHASE AGREEMENT (this "AMENDMENT") dated as of December 8, 2005, is executed by and among LIGHT SCIENCES ONCOLOGY, INC., a Washington corporation (the "COMPANY"), LIGHT SCIENCES CORPORATION, a Washington corporation ("LSC"), and the persons and entities listed on Schedule A to the Agreement (defined below) (the "PURCHASERS").

     WHEREAS, the Company, LSC and the Purchasers have previously entered into that Series A Preferred Stock Purchase Agreement (the "AGREEMENT") dated as of October 6, 2005; and

     WHEREAS, the Company, LSC and the Purchasers desire to amend the Agreement to provide for the issuance and sale of additional shares of the Company's Series A Preferred Stock through December 31, 2005.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

     1. The second paragraph of Section 2.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

          "After the Initial Closing, the Company may sell, on the same terms and conditions as those contained in this Agreement, up to 6,955,011 additional shares of Series A Preferred Stock (the "ADDITIONAL SHARES"), to one or more purchasers (the "ADDITIONAL PURCHASERS") reasonably acceptable to the Company and the Purchasers holding at least 50% of the then outstanding Shares, provided that (i) such subsequent sale (or sales) is consummated prior to December 31, 2005, and (ii) each Additional Purchaser shall become a party to this Agreement and the Ancillary Agreements, as defined below, by executing and delivering a counterpart signature page to each of those agreements. Exhibit A to this Agreement shall be updated to reflect the number of Additional Shares purchased at each such Closing and the parties purchasing such Additional Shares."

     2. This Amendment shall be governed by and construed in accordance with the laws of the State of Washington and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction).

     3. This Amendment may be executed in any number of counterparts, including by facsimile copy, each of which shall be deemed to be an original, and all of which shall constitute one and the same document.

     4. In all respects not inconsistent with the terms and provisions of this Amendment, the Agreement is hereby ratified, adopted, approved and confirmed.

     5. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and of the Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                                      * * *

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.

THE COMPANY:                            LIGHT SCIENCES ONCOLOGY, INC.,
                                        a Washington corporation


                                        By: /s/ Llew Keltner
                                            ------------------------------------
                                        Its: CEO


LSC:                                    LIGHT SCIENCES CORPORATION,
                                        a Washington corporation


                                        By: /s/ Albert Luderer
                                            ------------------------------------
                                        Its: CEO


PURCHASERS:

                                        ESSEX WOODLANDS HEALTH
                                        VENTURES FUND VI, L.P.

                                        By: Essex Woodlands Health Ventures VI,
                                            L.P.
                                        Its: General Partner

                                        By: Essex Woodlands Health Ventures VI,
                                            L.L.C.
                                        Its: General Partner


                                        By: /s/ Jeff Himawan
                                            ------------------------------------
                                            Dr. Jeff Himawan, Managing Director


                                        ADAMS STREET V, L.P.

                                        By: Adams Street Partners, LLC
                                        Its: General Partner


                                        By: /s/ Craig S. Taylor
                                            ------------------------------------
                                            Craig S. Taylor, Ph.D., Partner

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

                                        CHINA DEVELOPMENT
                                        INDUSTRIAL BANK, INC.


                                        By:
                                            ------------------------------------
                                        Its:
                                             -----------------------------------


                                        /s/ Edward Avedisian
                                        ----------------------------------------
                                        EDWARD AVEDISIAN


                                        /s/ Hsiu-Chuan Lee
                                        ----------------------------------------
                                        HSIU-CHUAN LEE


                                        /s/ Craig M. Watjen
                                        ----------------------------------------
                                        CRAIG M. WATJEN

                      SIGNATURE PAGE TO AMENDMENT NO. 1 TO
                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT